SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 25, 2004


                               GFSB Bancorp, Inc.
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             (Exact name of Registrant as specified in its Charter)



         Delaware                      0-25854                   04-2095007
----------------------------       ----------------            -------------
(State or other jurisdiction       (Commission File            (IRS Employer
of incorporation)                      Number)               Identification No.)



221 West Aztec Avenue, Gallup, New Mexico                          87301
-----------------------------------------                          -----
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:           (505) 726-6500
                                                              --------------


                                 Not Applicable
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          (Former name or former address, if changed since last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

INFORMATION TO BE INCLUDED IN REPORT
------------------------------------


Item 1.01  Entry into a Material Definitive Agreement
-----------------------------------------------------

On August 25, 2004, the Registrant and First Federal Banc of the Southwest, Inc., jointly announced that they have signed a definitive merger agreement, whereby First Federal Banc of the Southwest, Inc. will acquire the Registrant. A copy of the press release regarding such announcement is incorporated herein by reference in its entirety as Exhibit 99.


Item 9.01   Financial Statements and Exhibits
---------------------------------------------


     Exhibit
     Number                        Description
     ------                        -----------

     2.1 Agreement and Plan of Merger, dated as of August 25, 2004, between the Registrant and First Federal Banc of the Southwest, Inc.

    99          Press Release dated August 25, 2004 *


* Incorporated by reference to the Form DEFA14A filed by the Registrant on August 26, 2004.

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              GFSB Bancorp, Inc.


Date:  August 26, 2004

                                              /s/Jerry R. Spurlin
                                              --------------------------------
                                              Jerry R. Spurlin
                                              Chief Financial Officer
                                              (Duly Authorized Representative)